UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): December 19, 2011

POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

DELAWARE	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

210 Park Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2011, PostRock Energy Corporation (“PostRock”) and its wholly-owned subsidiary, Constellation Energy Partners Management LLC (“CEPM”), entered into a Purchase Agreement (the “Purchase Agreement”) with Constellation Energy Commodities Group, Inc. (“CECG”) and Constellation Energy Partners Holdings, LLC (“CEPH” and, together with CECG, the “Selling Parties”) under which CEPM acquired (the “Acquisition”) from the Selling Parties 2,790,224 Class B Units (the “Subject Interests”) in Constellation Energy Partners LLC (“CEP”). The Subject Interests increase CEPM’s holdings in CEP to approximately 24.9% of the outstanding Class B units of CEP and approximately 26.4% of the voting interests of CEP. In exchange for the Subject Interests, PostRock paid to CECG $6.0 million in cash.

The Purchase Agreement contained customary representations, warranties and covenants between the parties. The Purchase Agreement also contained customary post-closing indemnification for breaches of representations, warranties and covenants, subject to certain limitations. The Acquisition was completed simultaneously with the execution of the Purchase Agreement on December 19, 2011. A copy of the Purchase Agreement is attached hereto as Exhibit 2.1. The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1 hereto.

On August 8, 2011, PostRock acquired all of the outstanding equity interests in CEPM, which held (i) 3,128,670 Class B Units in CEP and (ii) all of the outstanding Class A Units in CEP. At the time, CEPM’s holdings constituted approximately 14.9% of the voting interests of CEP. PostRock reported such acquisition on Form 8-K on August 12, 2011 and filed the required historical financial statements of CEP and pro forma financial statements reflecting the acquisition on a Form 8-K/A on August 17, 2011. No additional historical or pro forma financial statements are required to be filed in connection with the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement, dated December 19, 2011, by and among PostRock Energy Corporation, Constellation Energy Partners Management LLC, Constellation Energy Commodities Group, Inc. and Constellation Energy Partners Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

By:	/s/ David J. Klvac
David J. Klvac
Executive Vice President, Chief Financial Officer and
Chief Accounting Officer

Date: December 23, 2011

Index to Exhibits

Exhibit No.	Description

2.1	Purchase Agreement, dated December 19, 2011, by and among PostRock Energy Corporation, Constellation Energy Partners Management LLC, Constellation Energy Commodities Group, Inc. and Constellation Energy Partners Holdings, LLC.